                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) February 27, 1997
                                                          -----------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      450 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements of Businesses Acquired.

      The financial statements or combined financial statements of Taormina, Wallace, Maroone, Kendall, AAA Disposal and York required by this Item 7(a) are incorporated by reference herein by reference to Exhibit 99 attached hereto.

  (b) Pro Forma Financial Information.

      The pro forma financial information of Taormina, Wallace, Maroone, Kendall, AAA Disposal and York required by this Item 7(b) are incorporated by reference to the audited supplemental consolidated financial statements and the unaudited condensed consolidated pro forma financial statements included in Exhibit 99 attached hereto.


  (c) Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                          Michael S. Karsner
                                          Senior Vice President
                                          and Chief Financial Officer

Date:  May 28, 1997
       ----------------

                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX



     Number and
Description of Exhibit
----------------------
       1.       None


       2.1      Merger Agreement, dated as of February 3, 1997, among Republic
                Industries, Inc., RI/T Merger Corp., Taormina Industries,
                Inc., Taormina Revocable Inter Vivos Trust U/A/D July 26,
                1983, Vincent Cosmo Taormina Revocable Inter Vivos Trust U/A/D
                May 14, 1984, the C.V. Taormina Family Trust U/A/D September
                16, 1980, William C. Taormina and Vincent C. Taormina**

       2.2      Merger Agreement, dated as of February 4, 1997 among Republic
                Industries, Inc., certain wholly-owned subsidiaries of Republic Industries, Inc., AAA Disposal Service, Inc., AAA
                Commercial, Inc., AAA Recycling, Inc., AAA Maintenance, Inc.
                and AAA Land and Building Co., Inc., Larry E. Edwards, the
                Jeffrey L. Edwards Trust U/T/A/D April 3, 1989, the Kevin S.
                Edwards Trust U/T/A/D April 3, 1989, the Mitchell G. Edwards
                Trust U/T/A/D April 3, 1989, the Troy L. Edwards Trust U/T/A/D
                April 3, 1989, and the Samantha L. Edwards U/T/A/D April 3,
                1989**

       2.3      Merger and Reorganization Agreement, dated as of February 2,
                1997 among Republic Industries, Inc., certain wholly-owned subsidiaries of Republic Industries, Inc., Wallace Ford, Inc.,
                Wallace Nissan, Inc., Wallace Dodge, Inc., Wallace Lincoln-
                Mercury, Inc., Stuart Lincoln-Mercury, Inc., Bill Wallace
                Enterprises, Inc. d/b/a Stuart Mitsubishi, Wallace Imports,
                Inc., Mechanical Warranty Protection, Inc. and William L.
                Wallace**

       2.4 Merger and Acquisition Agreement, dated as of January 12, 1997 among Republic Industries, Inc., certain wholly-owned subsidiaries of Republic Industries, Inc., Maroone Chevrolet,
                Inc., Maroone Oldsmobile, Inc., Maroone Isuzu, Inc., Maroone
                Dodge, Inc., Al Maroone Ford, Inc., Maroone Car & Truck Rental
                Company, Empire Warranty Corporation, Empire Warranty Holding
                Company, Empire Service Agency, Inc., Quantum Premium Finance
                Corporation, Alkit Enterprises, Inc., Maroone Management
                Services, Limited, Maroone Dodge Pompano, Limited, Maroone
                Chevrolet Ft. Lauderdale, Limited, Albert E. Maroone, Michael
                E. Maroone, Katherine C. Maroone, Kathleen Hoctor, Patricia
                Damoorgian, Faisal Ahmed, Maroone Isuzu, Inc., Floyd Clements and Curtis L. Rodman**

       2.5      Merger Agreement, dated as of November 15, 1996 among Republic
                Industries, Inc., RI/RB Merger Corp., RI/GFB Merger Corp., R&B
                Holding Company d/b/a Kendall Toyota and Kendall KIA, G.F.B.
                Enterprises, Inc.  d/b/a Lexus of Kendall and Gerald F. Bean**

       2.6      Merger Agreement, dated as of February 4, 1997 among Republic
                Industries, Inc., Republic Waste Companies Holding Co., RI/YWD
                Merger Corp., York Waste Disposal, Inc., Scott R. Wagner,
                Robert A.  Kinsley, Patrick A. Kinsley, Jonathan R. Kinsley,
                Christopher A. Kinsley, Timothy J. Kinsley and Robert Anthony
                Kinsley**


       3.       None

       4.       None

       15.      None

       16.      None

       17.      None

       21.      None

       23.1     Consent of Arthur Andersen LLP*

       23.2     Consent of Miller & Co.*

       24.      None

       27.      None

       99.      Financial Information*

------------------

 * Filed herewith
** Previously filed